Exhibit 10.2(b)
Schedule identifying Split-Dollar Agreements entered into by
Non-Employee Directors of Park National Corporation and The Park National Bank,
The Richland Trust Company or The First-Knox National Bank of Mount Vernon
as identified in such Schedule, which Split-Dollar Agreements are identical to the form of
Split-Dollar Agreement, made and entered into effective as of December 28, 2007, between one of the bank subsidiaries of Park National Corporation
(The Park National Bank, The First-Knox National Bank of Mount Vernon
or The Richland Trust Company) and a Non-Employee Director of Park National Corporation
          The following directors of Park National Corporation (“Park”) entered into Split-Dollar Agreements (the “New Split-Dollar Agreements”) with the subsidiaries of Park identified below, which Split-Dollar Agreements are identical to the form of Split-Dollar Agreement, made and entered into effective as of December 28, 2007, filed as Exhibit 10.2(a) to Park’s Current Report on Form 8-K dated January 2, 2008 (File No. 1-13006):

Date of Amended
and Restated Split-
	Subsidiary of Park which is a Party to	Date of New Split-	Dollar Agreement
Name of Director	New Split-Dollar Agreement	Dollar Agreement	[Director Version]

Maureen H. Buchwald	The First-Knox National Bank of Mount Vernon, a national banking association	December 28, 2007	May 22, 1998

James J. Cullers	The First-Knox National Bank of Mount Vernon, a national banking association	December 28, 2007	May 22, 1998

F. William Englefield IV	The Park National Bank, a national banking association	December 28, 2007	September 2, 1993

John J. O’Neill	The Park National Bank, a national banking association	December 28, 2007	September 2, 1993

J. Gilbert Reese	The Park National Bank, a national banking association	December 28, 2007	September 8, 1993

Rick R. Taylor	The Richland Trust Company, an Ohio banking corporation	December 28, 2007	September 29, 1993

Leon Zazworsky	The Park National Bank, a national banking association	December 28, 2007	September 3, 1993